                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 6, 2001 relating to the financial statements and financial statement schedules, which appears in Bell Microproducts Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP



San Jose, California
June 11, 2001